UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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Veeco Instruments Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! VEECO INSTRUMENTS INC. 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET VEECO INSTRUMENTS INC. TERMINAL DRIVE PLAINVIEW, NEW YORK 11803 D39876-P51698 You invested in VEECO INSTRUMENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* May 6, 2021 8:30 AM EDT Smartphone users Point your camera here and vote without entering a control number Terminal Drive Plainview, New York 11803 Virtually at: www.virtualshareholdermeeting.com/VECO2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D39877-P51698 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect three directors named in the proxy statement to hold office until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified; Nominees: 1a. Richard A. D’Amore For 1b. Keith D. Jackson For 1c. Mary Jane Raymond For 2. To approve an amendment to Veeco’s 2016 Employee Stock Purchase Plan to increase the authorized shares of Veeco’s common stock thereunder by 750,000 shares; For 3. To approve, on a non-binding advisory basis, the compensation of our named executive officers; For 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2021; and For 5. To consider such other business as may properly come before the meeting.